UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: December 27, 2007
(Date of earliest event reported)

ROYAL INVEST INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware --------------------------------	000-27097 --------------------------------	98-021578 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1350 Avenue of the Americas, 24th Floor
New York, NY 10019-4702
----------------------------------
(Address of principal executive offices) (Zip Code)

(203) 557-3845
---------------------------------------------------------------
(Registrant’s telephone no., including area code)

---------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01      Entry into a Material Definitive Agreement.
       On December 27, 2007 the Registrant through its subsidiary Royal Invest Europe B.V., closed on the various real estate acquisitions in The Netherlands at the Dutch Law Office of Loyens & Loeff in Amsterdam, The Netherlands, that it has disclosed in the past in its Form 8-K Current Report filingd for a total market value of €97.626.379,25 (approximately $142,534,513.70 US), hereinafter the “December 27, 2007 Closing”, the specifics of which are described in detail below.  The acquisitions were financed by a new mortgage for € 79.866.194,25 (approximately $116,604,643.60 US) from the Bank of Scotland and an additional € 17.760.185,00 ($25,929,870.10 US) in equity financing including issuing an additional 138,996,622 newly issued common shares of the Registrant to the various sellers as listed in the table on page 8 of this Report.  The issuing of these newly issued shares caused a change in control of the Registrant.

On December 18, 2007 the Registrant acquired an additional subsidiary called Vastgoed Beleggings Mij. Bunnik I B.V.   Thereafter, Royal Invest Europe B.V., the subsidiary of the Registrant transfered Royal Invest Germany Properties 1 B.V., a subsidiary of Royal Invest Europe B.V. to Vastgoed Beleggings Mij. Bunnik I B.V., another subsidiary of the Registrant.   With the addition of Vastgoed Beleggings Mij. Bunnik I B.V., the Registrant has a total of three subsidiaries in the Netherlands, including Royal Invest Europe B.V., and Royal Invest Development and Services B.V.  Vastgoed Beleggings Mij. Bunnik I B.V. has filed with the Chamber of Commerce at The Hague allowing it to use the trade name Royal Invest Europe 2.

At the December 27, 2007 Closing the Registrant in accordance with the Contract of Sale dated February 16, 2007 with Mr. Nielkanth Balewpersad Tewarie of Purmerend, The Netherlands as Seller, and Mr. Franciscus Adrianus Maria Faijdherbe of Amsterdam, the Netherlands as Guarantor, acquired a 2,680 m2 (approximately 28,817 square feet) commercial office building known as Sloterweg 22 in Badhoevedorp, the Netherlands for € 3.757.694 (approximately $5,486,233 US) in cash, excluding € 225.462 Dutch real estate transfer tax and Dutch notary fees all paid for by the Registrant.  The Contract of Sale was previously filed by the Registrant in its Form 8-K Current Report dated February 16, 2007 and thereafter amended on August 13, 2007.  The difference between the original purchase price of € 3.475.000 as stated in the February 16, 2007 contract and the final purchase price of € 3.757.694 was as a result of an agreed additional compensation by the Registrant to the Seller due to delay in the final closing date.

The specific details of the Sloterweg 22 in Badhoevedorp, the Netherlands acquisition is as follows.

The Sloterweg 22 Property
located in Badhoevedorp	Amounts out (Euros)*	Amount out (US Dollars)*	Amount in (Euros)*	Amounts in (US Dollars)*

Property Purchase Price	€3,757,694	$5,486,233
Dutch Real Estate Transfer Tax	€225,462	$328,174
Additional Costs	€10,810	$15,783
Total Purchase Price	€3,993,966	$5,821,190

Gross Bank Loan from Bank of Scotland			€3,002,200	$4,383,212
Advance Payments Made			€100,000	$146,000
Balance Paid in Cash			€891,766	$1,301,978

Total	€3,993,966	$5,821,190	€3,993,966	$5,831,190

Gross bank loan	Basis		85.00%	85.00%
Loan to value	€3,532,000	$5,156,720	€3,002,200	$4,383,212
Loan to costs	€3,993,966	$5,821,190	€3,394,871	$4,956,512

*  All acquisitions and financing were made in Euros
*  The conversion of Euros to Dollars are made at € 1,00 equal to $1.46

On December 27, 2007 the Registrant closed on the binding Memorandum of Agreement dated May 25, 2007 with Machine Transport Midden Nederland BV, of Rijnsburg, the Netherlands; FVG BV, of Amsterdam, the Netherlands; Emile-Staete BV, of Amsterdam, the Netherlands; and Rico Staete BV, of Amsterdam, the Netherlands all of whom collectively are Sellers and E.C.M. Hoff Holding BV of Rotterdam, the Netherlands to purchase 6 properties in the Netherlands, located at:

Mijlweg 7, in Vianen, the Netherlands
Berenkoog 53, in Alkmaar, the Netherlands
Keulsekade 21, in Utrecht, the Netherlands
Edisonweg 9, in Woerden, the Netherlands
De Schans 1802, in Lelystad, the Netherlands
Franciscusweg 8-10, in Hilversum, the Netherlands

The above acquisition was made for € 32,916.000 (approximately $48,057,360 US) in cash and stock as noted in the Registrant 8-K filing dated May 25, 2007 and filed on August 13, 2007.  The difference of € 4.750.000 between the original purchase price of € 37.666.000 as stated in the May 25, 2007 contract and the purchase price at closing of € 32.916.000 including transfer tax paid by the Sellers was for the property located at Tackenweide 48, in Emmerich, Germany which was previously acquired by the Registrant on July 19, 2007 as noted in the Registrant 8-K filing dated May 25, 2007 and filed on September 16, 2007 and on Form 8-K/A on November 19, 2007.   The Tackenweide 48, in Emmerich, Germany is in Royal Invest Germany Properties 1 B.V., a subsidiary of Vastgoed Beleggings Mij. Bunnik I B.V., a subsidiary of the Registrant under the trade name Royal Invest Europe 2.

The acquired properties on December 27, 2007 have been appraised for € 32.971.930 (approximately $48,138,098 US).  The transaction was financed in the amount of € 26.439.250 from the Bank of Scotland and shares of the Registrant valued at $0.10 per share for a total of 112,485,350.  The Registrant further signed a note with the Sellers for € 1.091.257 (approximately $1,593,235.22 US) and issued 1,000 newly preferred shares to E.C.M. Hoff Holding BV.  The preferred shares have a right to appoint one member to the Board of Directors and the right to request the Board of Directors to call for a shareholders’ meeting.

The specific details of the acquisition is as follows.

FVG Properties
including 6 properties	Amounts out (Euros)*	Amount out (US Dollars)*	Amount in (Euros)*	Amounts in (US Dollars)*

Total Property Purchase Price	€32,916,000	$48,057,360
Dutch Real Estate Transfer Tax	€-	$-
Additional Costs	€2,974	$4,342
Total Purchase Price	€32,918,974	$48,061,702

Gross Bank Loan			€26,439,250	$38,601,305
Subordinated Note to ECM/MTMN (Shares)			€6,657,715	$9,720,264
Subordinated Note to ECM /MTMN (Loan)			€1,091,257	$1,593,235
Cash Balance	€1,269,248	$1,853,102

Total	€34,188,222	$49,914,804	€34,188,222	$49,914,804

Gross bank loan	Basis		85.00%	85.00%
Loan to value	€31,105,000	$45,413,300	€26,439,250	$38,601,305
Loan to costs	€32,916,000	$48,057,360	€27,978,600	$40,848,756

*  All acquisitions and financing were made in Euros
*  The conversion of Euros to Dollars are made at € 1,00 equal to $1.46

     On December 27, 2007 the Registrant closed on the binding Memorandum of Agreement dated July 12, 2007 with Muermans Vastgoed 46 B.V.of Herten, Roermond, the Netherlands as Seller to purchase an 18,338 m2 (approximately 197,183 square feet) commercial office building known as Schepersmaat 4, 9405 TA Assen, the Netherlands for € 23.873.585 (approximately $34,855,434.10 USD) excluding € 1.432.415 in cash and newly issued stock as noted in the Registrant Form 8-K Current Report dated July 12, 2007 and filed on August 14, 2007.  The property which has a yearly rental income of € 2,000,000 (approximately $2,680,000 USD), guaranteed by the Seller for two years, and has been appraised for € 25,306,000 (approximately $33,062,960 USD). The transaction was financed in the amount of € 21.510.100 (approximately $25,460,000 USD) from the Bank of Scotland and the balance of the purchase price was paid with the Registrant’s shares valued at $0.2078 per share for a total of 21,465,885 newly issued shares and a convertible note issued by Registrant to the amount of  € 3.500.000.

The specific details of the acquisition is as follows.
Muermans Property
located in Assen	Amounts out (Euros)*	Amount out (US Dollars)*	Amount in (Euros)*	Amounts in (US Dollars)*

Property Purchase Price	€23,873,585	$34,855,434
Dutch Real Estate Transfer Tax	€1,432,415	$2,091,326
Notary Fees	€5,385	$7,862
Other Transaction Costs	€308	$450
Total Purchase Price	€25,311,385	$36,954,622

Gross Bank Loan Mortgage			€21,510,100	$31,404,746
Subordinated Note (Shares)			€3,055,213	$4,460,611
Subordinated Note (Loan)			€3,500,000	$5,110,000
Cash Balance	€2,753,928	$4,020,735

Total	€28,065,313	$40,975,357	€28,065,313	$40,975,357

Gross bank loan	Basis		85.00%	85.00%
Loan to value	€25,306,000	$36,946,760	€21,510,100	$31,404,746

*  All acquisitions and financing were made in Euros
*  The conversion of Euros to Dollars are made at € 1,00 equal to $1.46

    On December 27, 2007 the Registrant closed on the binding Contract of Sale signed on July 25, 2007 with the shareholders of Alfang B.V.of Eindhoven, the Netherlands as Seller to purchase Alfang B.V. which owns a series of mortgaged commercial properties in the Netherlands for €2.208.000 (approximately $3,223,680 USD) of which € 708.000 in cash and € 1.500.000 were paid in newly issued stock for a total of 1,687,500 sharers at $1.20 per share as noted in the Registrant 8-K filing dated August 15, 2007.

The list of the acquisition are as follows:

              Parallelweg 29 in Beverwijk, The Netherlands
              Kriuisweg 855, 857, 859 in Hoofddorp, The Netherlands
              Schinkelwaard 20 in Alkmaar , The Netherlands
              Willemstraat 47, 67, 69 in Hengelo, The Netherlands
              Zuidermolenweg 7 in Amsterdam, The Netherlands
              Produktieweg 119 in Wormerveer, The Netherlands

The specific details of the Alfang acquisition is as follows.

Alfang Properties
located in Hoofddorp, Hengelo	Amounts out (Euros)*	Amount out (US Dollars)*	Amount in (Euros)*	Amounts in (US Dollars)*
Beverwijk, Alkmaar, Amsterdam, Worm

Property Purchase Price	€15,215,000	$22,213,900
Current Assets	€222,000	$324,120
Cash	€385,000	$562,100
Preferred Shareholders'			€224,000	$327,040
Deferred Taxation			€224,000	$327,040
Liabilities Excluding Financial Inst			€1,800,000	$2,628,000
C/A Participants (status Dec 28, 2007)	€1,646,309	$2,403,611
Subtotal	€17,468,309	$25,503,731	€2,024,000	$2,955,040
Total Amount Payable	€15,444,309	$22,548,691

Amount Payable For Mortgage Loan (ING / HSH)			€11,590,000	$16,921,400
Amount Payable For C/A Participants			€1,646,309	$2,403,611
Amount Payable For Shares Alfang BV			€2,208,000	$3,223,680
			€15,444,309	$22,548,691

Amount Payable	€15,444,309	$22,548,691
Dutch Real Estate Transfer Tax	€-	$-
Gross Bank Loan Mortgage			€15,444,309	$22,548,691
Gross Bank Loan Current Acc			€847,200	$1,236,912
Gross Bank Loan Shares			€-	$-
Transaction Costs (2%)	€-	$-
Balance Subordinated Note			€1,500,000	$2,190,000
Deposit Rental Guarantee			€100,000	$146,000

Balance Payable Shareholders			€608,000	$887,680
Balance Payable C/A Participants			€799,109	$1,166,699

Total	€15,444,309	$22,548,691	€15,444,309	$22,548,691

Gross bank loan	Basis		85.00%	85.00%
Loan to value	€14,632,000	$21,362,720	€12,437,200	$18,158,312

*  All acquisitions and financing were made in Euros
*  The conversion of Euros to Dollars are made at € 1,00 equal to $1.46

Valuations, excluding Real Estate Transfer Tax		(	***)	Including RETT
Hoofddorp, Kruisweg	€2,900,000	(	*)	€3,074,000
Hengelo, Willemstraat	€2,082,000			€2,206,920
Beverwijk, Parallelweg	€4,213,000			€4,465,780
Alkmaar, Schinkelwaard	€4,143,000			€4,391,580
Amsterdam, Zuidermolenweg	€1,294,000			€1,371,640
Wormerveer, Productieweg	€395,000	(	**)	€395,000
Total	€15,027,000			€15,509,920

(*) revaluation by BoS due to purchase option by tenant
(**) was sold prior to acquisition
(***) Dutch Real Estate Transfer Tax

            On or about September 6th, 2007 Royal Invest Europe B.V., the subsidiary of the Registrant entered into a Letter of Intent with the shareholders of AmogB B.V.of Amsterdam, the Netherlands as Seller to purchase all common shares in AmogB B.V., no previous Firm 8-K Current Report was made regarding this Letter of Intent.   AmogB B.V. owns a portfolio of mortgaged commercial properties in the Netherlands. In the contract of sale this portfolio was set on a purchase price of € 13.500.000 The total purchase price paid was for € 1.500.000 in newly shares issued by the Registrant at $1.00 per share. The remainder of the purchase price was paid in cash.  As the Letter of Intent refered to a legal delivery on October 1, 2007 negotiations resulted in an amendment of the original agreement, whereby the number of shares issued by the Registrant was fixed on basis of a conversion of newly issued shares on basis of € 1.500.000 at $ 1,00 per share and a currency exchange rate of € 1,00 = $ 1.46 (rate as per December 7th, 2007). The amount of the purchase price was not increased – but the penalty for the late legal delivery was set on a € 1.000 per day. This penalty was set as a discount on the part of the payment in newly issued shares.

The list of the acquired properties was as follows:

              Produktieweg 1 in Roermond, The Netherlands
             Stuartweg 2 in Vianen, The Netherlands
              Nieuw-Zeelandweg 10, in Amsterdam, The Netherlands

The specific details of the AmobB acquisition is as follows.

AmogB B.V. Properties
located in Roermond, Vianen, Amst	Amounts out (Euros)*	Amount out (US Dollars)*	Amount in (Euros)*	Amounts in (US Dollars)*

Property Purchase Price	€13,500,000	$19,710,000
Current Assets	€38,163	$55,718
Cash	€2,351	$3,432
Preferred Shareholders'			€12,600	$18,396
Deferred Taxation			€788,443	$1,151,127
Liabilities Excluding Financial Instruments			€509,128	$743,327
Current Account Shareholder	€483,475	$705,874
Subtotal	€14,023,989	$20,475,024	€1,310,171	$1,912,850
Total Amount Payable	€12,713,818	$18,562,174

Amount Payable for Mortgage Loan AmogB B.V.			€7,634,436	$11,146,277
Amount Payable for C/A Shareholder			€483,475	$705,874
Amount Payable for Shares of AmogB B.V.			€4,595,907	$6,710,024
			€12,713,818	$18,562,174

Acquisition of AmogB B.V. with the Properties
Amount Payable	€12,713,818	$18,562,174
Dutch Real Estate Transfer Tax	€-	$-
Notary Fees	€-	$-
Gross Bank Loan Mortgage			€7,634,436	$11,146,277
Gross Bank Loan For Current Acct			€483,475	$705,874
			€-	$-

Balance Subordinated Note			€1,446,000	$2,111,160
Balance Paid Amog Beheer			€3,149,907	$4,598,964

Total	€12,713,818	$18,562,174	€12,713,818	$18,562,174

Gross bank loan	Basis		85.00%	85.00%
Loan to value	€13,049,000	$19,051,540	€11,091,650	$16,193,809

Valuations, excluding Dutch Real Estate Transfer Tax		Including RETT
Roermond, Produktieweg	€3,792,000	€4,019,520
Vianen, Stuartweg	€7,018,000	€7,439,080
Amsterdam, Nieuw-Zeelandweg	€2,239,000	€2,373,340
Total	€13,049,000	€13,831,940

*  All acquisitions and financing were made in Euros
*  The conversion of Euros to Dollars are made at € 1,00 equal to $1.46

     The entire December 27, 2007 closings is summarized below.   After the closing, The Registrant has 150,208,862 shares issued and outstanding.
	Amount converted to shares
Deal Name			Total Shares issued	Percent of Total Shares	Name of Person or Entity that
	In Euros	in US Dollars	of the Registrant	Outstnding	were issued Shares of the Registrant
Alfang BV	€1,500,000.00	$2,025,000.00	421,875	0.28%	Handelsonderneming Huco B.V.
			421,875	0.28%	IDM Holding B.V.
			421,875	0.28%	Marrita B.V.
			421,875	0.28%	Van der Horst Beheer B.V.
Amogb BV	€1,500,000.00	$2,190,000.00	2,190,000	1.46%	Beheer- en Exploitatiemaatschappij Amog b.v.
Kuiper Groep BV	€510,000.00	$748,664.70	623,887	0.42%	Kuiper Groep BV
FVG Properties	€7,704,476.00	$11,248,534.96	52,729,320	35.10%	ECM Hoff Holding BV
			459,375	0.31%	Chevalier
			153,125	10.19%	Kramer
			100,000	0.07%	Aleid Waal
			20,000,000	13.31%	ECM Hoff Holding BV for security Muermans
			1,470,000	0.98%	ECM Hoff Holding BV for Ringeling BV later
			37,573,529	25.01%	Muermans Vast Goed Roermond BV
Muermans 46	€3,055,213.00	$4,460,610.98	21,465,885	14.29%	Muermans Vast Goed Roermond BV

In relation to acquisitions	€14,269,689.00	€20,672,810.64	138,452,622	92.17%

ECM Hoff Holding BV	€150,000.00	$204,000.00	272,000	0.18%	ECM Hoff Holding BV
Muermans Vast Goed Roermond BV	€150,000.00	$204,000.00	272,000	0.18%	Muermans Vast Goed Roermond BV

Total newly issued shares of the Registrant	€14,569,689	$21,080,810.64	138,996,622	92.54%

Total existing shares outstanding			11,212,240	7.46%
Total shares outstanding including existing shares			150,208,862	100.00%

			74,471,320	49.58%	Total shares of outstandsing owned by ECM Hoff Holding BV
			64,311,414	42.81%	Total shares of outstanding owned by Muermans Vast Goed Roermond BV

*  All acquisitions and financing were made in Euros
*  The conversion of Euros to Dollars are made at € 1,00 equal to $1.46

             The Registrant has decided to postpone the closing of the binding Contract of Sale with Bloemers Onroerend Goed B.V.of Oirschot, the Netherlands as Seller to purchase a commercial warehouses and office building consisting of 8,713 m2 known as J.C.Beetslaan 153 at 2131 AL Hoofddorp, the Netherlands for € 6,500,000 (approximately $8,840,000 USD) .  In addition, the Registrant has decided to postpone the closing on the Memorandum of Understanding dated June 14, 2007 with Stedekroon B.V.of the Netherlands as Seller for two commercial properties, one is a 8,713 m2 (approximately 93,688 square feet) office building in Amersfoort, the Netherlands and the other, a 4,402 m2 (approximately 47,333 square feet) office building with a shopping strip in Emmen, the Netherlands.  The properties are being purchased for € 13.750.000 (approximately $18,425,000 US) for cash.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

                                Exhibits:

Exhibit No.                      Document Description

                                                        10.01                               Agreement to purchase Vastgoed Beleggings Mij. Bunnik I B.V., dated December 18, 2007.
                                                        10.02                               Transfer of Royal Invest Germany Properties 1 B.V., by Royal Invest Europe B.V. to Vastgoed Beleggings Mij. Bunnik I B.V. dated December 18, 2007.
                                                        10.03                               Bank of Scotland Tem Sheet € 100.000.000 dated November 23, 2007, as filed with Registrant’s Current Report on Form 8-K with the Securities and Exchange Commission on November 23, 2007.
                                                        10.04                               Contract for Sloterweg 22 in Badhoevedorp, The Netherlands as filed with Registrant’s Current Report on Form 8-K with the Securities and Exchange Commission on June 12, 2007.
                                                        10.05                               Deed of Transfer for Sloterweg 22 in Badhoevedorp, The Netherlands dated December 27, 2007.
                                                        10.06                               Contract for FVG BV et al dated May 25, 2007 as filed with Registrant’s Current Report on Form 8-K with the Securities and Exchange Commission on May 25, 2007.
                                                        10.07                               Deed of Transfer for FVG BV et al dated December 27, 2007.
                                                        10.08                               Contract for Schepersmaat 4, 9405 TA Assen , The Netherlands as filed with Registrant’s Current Report on Form 8-K with the Securities and Exchange Commission on July 12, 2007.
                                                        10.09                               Deed of Transfer for Schepersmaat 4, 9405 TA Assen , The Netherlands dated December 27, 2007.
                                                        10.10                               Contract for Alfang B.V. dated July 25, 2007 as filed with Registrant’s Current Report on Form 8-K with the Securities and Exchange Commission on August 15, 2007.
                                                        10.11                               Deed of Sale for Alfang B.V. dated December 27, 2007.
                                                        10.12                               Deed of Sale and Transfer of AmogB B.V. dated December 27, 2007.
                                                        10.13                               Convertible 8% Note with Muermans Vast Goed Roermond B.V for  € 3.500.000 dated December 21, 2007.
                                                        10.14                               € 100.000.000 Term Loan Agreement with Bank of Scotland dated December 21, 2007.
                                                        10.15                               Convertible 8% Note with ECM Hoff Holding B.V. for  € 1.091.257 dated December 21, 2007.
                                                        10.16                               Mortgage Deed with Bank of Scotland dated December 27, 2007.
                                                        10.17                               Mortgage Deed with Bank of Scotland for Alfong B.V. dated December 27, 2007.
                                                        10.18                               Mortgage Deed with Bank of Scotland for AmogB B.V. dated December 27, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL INVEST INTERNATIONAL CORP.
(Registrant)

Date: January 14, 2008	By: /s/ JERRY GRUENBAUM
Jerry Gruenbaum
Chief Executive Officer
(Duly Authorized Officer)

Date: January 14, 2008	By: /s/ NATHAN LAPKIN
Nathan Lapkin
Chief Financial Officer
and President
(Principal Financial
and Accounting Officer)